UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2017

Granite Point Mortgage Trust Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38124	61-1843143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 36th Floor, New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 364-3200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2017, in connection with the closing of the initial public offering (the “IPO”) of 10,000,000 shares of common stock, par value $0.01 per share, of Granite Point Mortgage Trust Inc. (the “Company” or “Granite Point”), certain indirect subsidiaries of the Company (the “Granite Point Parties”) entered into amendments to master repurchase agreements with each of Morgan Stanley Bank, N.A., JPMorgan Chase Bank, National Association and Goldman Sachs Bank USA.  The amendments allow the Company, which acquired the equity interests in the Granite Point Parties from Two Harbors Investment Corp. (“Two Harbors”) concurrently with the closing of the IPO, to continue to utilize the repurchase facilities and to replace Two Harbors with Granite Point as guarantor under the facilities.  In addition, certain other indirect subsidiaries of the Company entered into new master repurchase agreements with each of Citibank, N.A. and Wells Fargo Bank, National Association.

Under each master repurchase agreement, the seller may sell, and will later be required to repurchase, eligible assets consisting of certain commercial real estate loans or participation interests and other commercial real estate debt instruments acceptable to the buyer in an amount up to the maximum facility amount.  The sale price in a given transaction will be a specified percentage (based on the loan-to-value ratio of the eligible asset) of the market value of the eligible assets, as determined at the time of purchase.  For each eligible asset sold under a repurchase agreement, the seller is required to repay the principal amount paid to it plus accrued interest. The interest rates applicable to the eligible assets are based on the London Interbank Offered Rate (“LIBOR”) plus a spread.

The Company intends to use the borrowings under these facilities to originate or acquire senior commercial mortgage loans and other target investments.

In addition, concurrently with the closing of the IPO, an indirect subsidiary of the Company entered into an amendment to a master repurchase agreement with UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, to allow the Company to continue to utilize the short-term bridge facility largely for cash management activities and to replace Two Harbors with Granite Point as guarantor under the facility.

Below are additional descriptions of each facility.

Morgan Stanley Repurchase Facility

The amendments to the master repurchase agreement with Morgan Stanley Bank, N.A. (“Morgan Stanley”) increased the maximum facility amount of the Morgan Stanley repurchase facility to $500 million from $400 million, with an option to be exercised at the Company’s discretion to increase the maximum facility amount to $600 million, subject to certain customary conditions contained in the agreement.  The borrowing rate under the Morgan Stanley repurchase facility is one-month LIBOR plus the applicable spread which ranges from 2.4% to 2.8%, and the facility maturity date is June 28, 2020, which may be extended for additional one-year periods in Morgan Stanley’s sole discretion.  Prior to the entry into the amendments, an aggregate of approximately $230 million was outstanding under the Morgan Stanley repurchase facility.

The repurchase agreement contains margin call provisions that provide Morgan Stanley with certain rights in the event of a decline in the market value of the loans and other assets purchased thereunder. Under these circumstances, Morgan Stanley may require the seller to make a payment to reduce the purchase price or deliver additional collateral in an amount sufficient to eliminate any margin deficit.

The repurchase agreement also contains various affirmative and negative covenants, which are customary for similar repurchase facilities, including monthly and quarterly reporting requirements and limitations on the incurrence of additional indebtedness, change of control and the concentration of the types of property underlying loans.

In addition, the repurchase agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default are also customary for this type of transaction and include the acceleration of the principal amount outstanding and the liquidation by Morgan Stanley of the loans then subject to the repurchase agreement.

JPMorgan Repurchase Facility

The amendments to the repurchase facility documents with JPMorgan Chase Bank, National Association (“JPMorgan”)

increased the maximum facility amount of the JPMorgan facility to $500 million from $250 million.  The borrowing rate under the JPMorgan repurchase facility is one-month LIBOR plus the applicable spread, which ranges from 2.25% to 2.5%, and the facility maturity date is June 28, 2019, which may be extended for 364 days, subject to the satisfaction of specified conditions in the repurchase agreement, but in no event later than June 29, 2020.  Prior to the entry into the amendments, an aggregate of approximately $212 million was outstanding under the JPMorgan repurchase facility.

The repurchase agreement contains margin call provisions that provide JPMorgan with certain rights in the event of a decline in the market value of the loans and other assets purchased thereunder. Under these circumstances, JPMorgan may require the seller to make a payment to reduce the purchase price or deliver cash equivalents in an amount sufficient to eliminate any margin deficit.

The repurchase agreement also contains various affirmative and negative covenants, which are customary for similar repurchase facilities, including monthly and quarterly reporting requirements and limitations on the incurrence of additional indebtedness and change of control.

In addition, the repurchase agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, guarantor defaults, servicer breaches, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default are also customary for this type of transaction and include the acceleration of the principal amount outstanding and the liquidation by JPMorgan of the loans then subject to the repurchase agreement.

Goldman Sachs Repurchase Facility

The maximum facility amount under the master repurchase agreement with Goldman Sachs Bank USA (“Goldman Sachs”) remains unchanged at $250 million.  The facility maturity date is May 2, 2019, which may be extended for one year, subject to the satisfaction of conditions specified in the repurchase agreement, including that the buyer shall have received at least $4.33 million in interest payments from the closing date to the extension date.  The borrowing rate under Goldman Sachs repurchase facility is the greater of 0.35% or the one-month LIBOR rate, plus the applicable spread, which ranges from 2.15% to 2.85%.  If the seller elects to enter into an amortization period in which the maturity date may be extended for up to two years, subject to the satisfaction of conditions specified in the repurchase agreement, the borrowing rate will increase by 5% and the seller will be required to pay an amortization period fee.  In both cases, the borrowing rate will increase by 5% after and during an event of default under the agreement.  Prior to entry into the amendments, an aggregate of approximately $16 million was outstanding under the Goldman Sachs repurchase facility.

The repurchase agreement contains margin call provisions that provide Goldman Sachs with certain rights in the event of a decline in the market value of the loans and other assets purchased thereunder. Under these circumstances, Goldman Sachs may require the seller to make a payment to reduce the purchase price in an amount sufficient to eliminate any margin deficit.

The repurchase agreement also contains various affirmative and negative covenants, which are customary for similar repurchase facilities, including monthly and quarterly reporting requirements and limitations on the incurrence of additional indebtedness, change of control and the concentration of the types of property underlying loans.

In addition, the repurchase agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, guarantor defaults, servicer breaches, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default are also customary for this type of transaction and include the acceleration of the principal amount outstanding and the liquidation by Goldman Sachs of the loans then subject to the repurchase agreement.

Citibank Repurchase Facility

The repurchase facility documents with Citibank, N.A. (“Citibank”) provide for a maximum facility amount of $250 million. The borrowing rate under the Citibank repurchase facility is one-month LIBOR plus the applicable spread, which ranges from 2.10% to 2.35%, and the facility maturity date is June 28, 2020.

The repurchase agreement contains margin call provisions that provide Citibank with certain rights in the event of a decline in the market value of the loans and other assets purchased thereunder. Under these circumstances, Citibank may require the seller to make a payment to reduce the purchase prices of one or more purchased assets or repurchase one of more purchased assets in an amount sufficient to eliminate any margin deficit.

The repurchase agreement also contains various affirmative and negative covenants, which are customary for similar repurchase facilities, including monthly and quarterly reporting requirements and limitations on the incurrence of additional indebtedness and change of control.

In addition, the repurchase agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, guarantor defaults, servicer defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default are also customary for this type of transaction and include the acceleration of the principal amount outstanding and the liquidation by Citibank of the loans then subject to the repurchase agreement.

Wells Fargo Repurchase Facility

The repurchase facility documents with Wells Fargo Bank, National Association (“Wells Fargo”) provide for a maximum facility amount of approximately $376 million.  The maximum facility amount of the Wells Fargo repurchase facility may be increased during the first 30 days after closing to approximately $473 million upon seller’s request, subject to approval by Wells Fargo in its sole discretion. Unlike the Morgan Stanley, JPMorgan, Goldman Sachs, and Citibank repurchase facilities, however, once fully-drawn to the maximum facility amount, the Wells Fargo repurchase facility will become a static facility, with no option to sell additional assets, regardless of additional capacity later existing.

The borrowing rate under the Wells Fargo repurchase facility is one-month LIBOR plus an applicable margin, which ranges from 2.00% to 2.35%, and the facility maturity date is June 28, 2019, which may be extended for two one-year periods, subject to the satisfaction of conditions specified in the repurchase agreement in Wells Fargo’s sole discretion.

The repurchase agreement contains margin call provisions that provide Wells Fargo with certain rights in the event of a decline in the market value of the loans and other assets purchased thereunder or non-compliance with the net cash flow yield requirement with respect to purchased assets referred to as the “Facility Debt Yield Test”. Under these circumstances, Wells Fargo may require the seller to transfer cash which will be applied to reduce the purchase price in an amount sufficient to eliminate any margin deficit or satisfy the Facility Debt Yield Test.

The repurchase agreement also contains various affirmative and negative covenants, including providing quarterly and annual reports, limitations on incurring debt, internalizing the Company’s management, mergers, consolidations, or the sale of all or substantially all of seller’s assets or properties, or any changes in the ownership of the equity interests of seller.

In addition, the repurchase agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, guarantor defaults, servicer defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default are also customary for this type of transaction and include the acceleration of the principal amount outstanding and the liquidation by Wells Fargo of the loans then subject to the repurchase agreement.

UBS Repurchase Facility

The repurchase facility documents with UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS”), provide for a maximum facility amount of $100 million. The borrowing rate under the UBS repurchase facility is one-month LIBOR plus the applicable spread which ranges from 2.50% to 3.25%.  The facility terminates on earliest of (i) the date upon which the Two Harbors lock-up period expires; (ii) the date upon which the seller is no longer eligible to receive advances from an affiliate that is a member of the Federal Home Loan Bank in good standing and is eligible to pledge collateral; (iii) November 1, 2017; (iv) such later date in the event  buyer extends the termination date in accordance with the UBS agreement; and (v) the date of the occurrence of an event of default under the UBS Agreement.

The repurchase agreement contains margin call provisions that provide UBS with certain rights in the event of a decline in the market value of the loans and other assets purchased thereunder. Under these circumstances, UBS may require the seller to make a payment to reduce the purchase prices of one or more purchased assets in an amount sufficient to eliminate any margin deficit.

The repurchase agreement also contains various affirmative and negative covenants, which are customary for similar repurchase facilities.

In addition, the repurchase agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, guarantor defaults, the Company’s or the seller’s audited financial statements or notes thereto or other opinions or conclusions stated therein are qualified or limited by reference to the status of the Company or the seller as a “going concern” or reference of similar import, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default are also customary for this type of transaction and include the acceleration of the principal amount outstanding and the liquidation by UBS of the loans then subject to the repurchase agreement.

The foregoing descriptions of the Goldman Sachs, JPMorgan, and Morgan Stanley repurchase agreements, as amended, do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements which are filed as Exhibits 10.6, 10.7 and 10.8, respectively, to the Company’s Registration Statement on Form S-11 (File no  333-218197) filed with the Securities and Exchange Commission on June 15, 2017, and the amendments thereto which are filed herewith as Exhibits 10.1, 10.2 and 10.3, each of which is incorporated herein by reference.  The foregoing descriptions of the Citibank, Wells Fargo and UBS repurchase agreements (as amended in the case of the UBS repurchase agreement) do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements which are filed herewith as Exhibits 10.4, 10.5 and 10.6, each of which is incorporated herein by reference.

Guaranties

In connection with each repurchase agreement, the Company has entered into a limited guaranty in which the Company guarantees all payment and performance obligations of the seller under the applicable repurchase agreement.  Each guaranty requires the Company to maintain various financial and other covenants, which include (i) a minimum tangible net worth at least equal to the sum of 75% of the tangible net worth as of the closing date plus 75% of the aggregate net cash proceeds of any equity issuances by the Company after the closing date, (ii) a minimum unrestricted cash amount of the greater of (a) $30 million and (b) 5% of the sum of any outstanding recourse indebtedness, (iii) a debt-to-assets ratio no greater than 75% (with certain exceptions), and (iv) a minimum interest expense coverage ratio of at least 1.50 to 1.00.  The Company’s liability under each guaranty is generally limited to (i) in the case of certain defaults, 25% of the then aggregate repurchase price of the purchased assets, though such percentage may be greater with respect to certain repurchase facilities and with respect to certain specified purchased assets, or (ii) in the case of certain “bad boy” defaults, 100% of the then aggregate repurchase price of the purchased assets.

The foregoing description of the guaranties do not purport to be complete and is qualified in its entirety be reference to the full text of the guaranties which are filed herewith as Exhibits 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12 and are incorporated herein by reference.

Affiliates of Morgan Stanley Bank, N.A., JPMorgan Chase Bank, National Association and Citibank, N.A. served as underwriters in the IPO.

Forward Looking Statements

This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including with respect to the use or ability to use proceeds of any borrowings under the repurchase facilities described above. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Granite Point does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, by and between Morgan Stanley Bank, N.A. and TH Commercial MS II, LLC.

10.2	Amendment No. 1 to Master Repurchase Agreement, dated as of June 28, 2017, by and between JPMorgan Chase Bank, National Association and TH Commercial JPM LLC.

10.3	First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, by and between Goldman Sachs Bank USA and TH Commercial GS LLC.

10.4	Master Repurchase Agreement, dated as of June 28, 2017, by and between Citibank, N.A. and GP Commercial CB LLC.

10.5	Master Repurchase Agreement and Securities Contract, dated as of June 28, 2017, by and between Wells Fargo Bank, National Association and GP Commercial WF LLC.

10.6	Master Repurchase Agreement, dated as of November 4, 2016, and Amendment No. 1 to Master Repurchase Agreement, dated as of June 28, 2017, each by and between UBS AG and TH Commercial UBS LLC.

10.7	Guaranty dated June 28, 2017 by Granite Point Mortgage Trust Inc. in favor of Morgan Stanley Bank, N.A.

10.8	Amended and Restated Guarantee Agreement dated June 28, 2017 by Granite Point Mortgage Trust Inc. in favor of JPMorgan Chase Bank, National Association.

10.9	Guarantee Agreement dated June 28, 2017 by Granite Point Mortgage Trust Inc. in favor of Goldman Sachs Bank USA.

10.10	Guaranty dated June 28, 2017 by Granite Point Mortgage Trust Inc. in favor of Citibank, N.A.

10.11	Guarantee Agreement dated June 28, 2017 by Granite Point Mortgage Trust Inc. in favor of Wells Fargo Bank, National Association.

10.12	Guaranty dated June 28, 2017 by Granite Point Mortgage Trust Inc. in favor of UBS AG.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

Date: July 5, 2017	By:	/s/ Rebecca B. Sandberg
		Name:	Rebecca B. Sandberg
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, by and between Morgan Stanley Bank, N.A. and TH Commercial MS II, LLC.

10.2	Amendment No. 1 to Master Repurchase Agreement, dated as of June 28, 2017, by and between JPMorgan Chase Bank, National Association and TH Commercial JPM LLC.

10.3	First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, by and between Goldman Sachs Bank USA and TH Commercial GS LLC.

10.4	Master Repurchase Agreement, dated as of June 28, 2017, by and between Citibank, N.A. and GP Commercial CB LLC.

10.5	Master Repurchase Agreement and Securities Contract, dated as of June 28, 2017, by and between Wells Fargo Bank, National Association and GP Commercial WF LLC.

10.6	Master Repurchase Agreement, dated as of November 4, 2016, and Amendment No. 1 to Master Repurchase Agreement, dated as of June 28, 2017, each by and between UBS AG and TH Commercial UBS LLC.

10.7	Guaranty dated June 28, 2017 by Granite Point Mortgage Trust Inc. in favor of Morgan Stanley Bank, N.A.

10.8	Amended and Restated Guarantee Agreement dated June 28, 2017 by Granite Point Mortgage Trust Inc. in favor of JPMorgan Chase Bank, National Association.

10.9	Guarantee Agreement dated June 28, 2017 by Granite Point Mortgage Trust Inc. in favor of Goldman Sachs Bank USA.

10.10	Guaranty dated June 28, 2017 by Granite Point Mortgage Trust Inc. in favor of Citibank, N.A.

10.11	Guarantee Agreement dated June 28, 2017 by Granite Point Mortgage Trust Inc. in favor of Wells Fargo Bank, National Association.

10.12	Guaranty dated June 28, 2017 by Granite Point Mortgage Trust Inc. in favor of UBS AG.